               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                     FEDDERS CORPORATION
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                              FEDDERS CORPORATION

                           WESTGATE CORPORATE CENTER
                             505 MARTINSVILLE ROAD
                        LIBERTY CORNER, NEW JERSEY 07938
                                 (908) 604-8686

                                                               December 20, 2002

Dear Fellow Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Fedders Corporation to be held at 10:30 a.m. on January 28, 2003. It is important that your shares be represented at the meeting, whether or not you are personally able to be present. If your shares are held in the name of your broker or a nominee, they can vote your preferences for you.

    At the meeting, you will be asked to elect directors and ratify the appointment of independent auditors.

    THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE, OR INSTRUCT YOUR BROKER OR NOMINEE TO VOTE, FOR APPROVAL OF BOTH PROPOSALS. Please sign, date and return your proxy as soon as possible. If you do attend and wish to vote in person, your proxy can be revoked at your request. Your prompt response in immediately returning the enclosed proxy card will be appreciated. If you prefer, you may cast your vote toll-free by telephone or online over the Internet. Simply follow the instructions contained on the enclosed proxy card.

    Commencing with next year's annual meeting, Fedders will establish a vehicle whereby stockholders may consent to view future copies of its annual reports and proxy statements online at its website at HTTP://WWW.FEDDERS.COM instead of receiving hardcopies in the mail. If you choose this option next year, you can save Fedders the cost of producing and mailing these documents. Visit Fedders' website during the upcoming year and learn more about how you can choose between paper documents and electronic access for next year. Once you make the election, it will be in effect every year until you notify Fedders otherwise. Mailing of dividends and special notices will not be affected by your election to view proxy statements and annual reports over the Internet.

    Enclosed are the Notice of Meeting, Proxy Statement and proxy card.

                                          Sincerely,

                                          Sal Giordano, Jr.

                                          Sal Giordano, Jr.
                                          Chairman and Chief Executive Officer

                              FEDDERS CORPORATION

                        LIBERTY CORNER, NEW JERSEY 07938

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 28, 2003

                              -------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fedders Corporation ('Fedders') will be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, NJ 07059 on Tuesday, January 28, 2003 at 10:30 a.m. for the following purposes:

        1. To elect nine (9) directors to hold office until the next annual meeting of stockholders and until each such director's successor shall have been elected and shall have qualified; and

        2. To ratify the appointment of Deloitte & Touche LLP as Fedders' independent auditors.

                                          By order of the Board of Directors

                                          KENT E. HANSEN
                                          Secretary

Dated: December 20, 2002
       Liberty Corner, New Jersey

IMPORTANT: THE BOARD OF DIRECTORS INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IMMEDIATELY. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY CAST YOUR VOTE TOLL-FREE BY TELEPHONE OR ONLINE OVER THE INTERNET. SIMPLY FOLLOW THE INSTRUCTIONS CONTAINED ON THE ENCLOSED PROXY CARD.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proxy Statement.............................................    1
Proposal No. 1 -- Election of Directors.....................    2
    Meetings and Committees of the Board of Directors.......    3
Security Ownership of Directors and Executive Officers......    5
Section 16(a) Beneficial Ownership Reporting Compliance.....    6
Principal Stockholders of Fedders...........................    6
Executive Compensation......................................    7
    Summary Compensation Table..............................    7
    Options/SAR Grants Table................................    8
    Aggregated Option/SAR Exercises and Fiscal Year-End
     Option/SAR Value Table.................................    8
    Report of Audit Committee...............................    9
    Compensation Committee Interlocks and Insider
     Participation..........................................   10
    Report of the Compensation Committee on Executive
     Compensation...........................................   10
    Employment Contracts....................................   10
    Performance Graph.......................................   11
Proposal No. 2 -- Ratification of Selection of Independent
  Auditors..................................................   11
    Audit Fees..............................................   12
    Financial Information Systems Design and Implementation
     Fees...................................................   12
    All Other Fees..........................................   12
Stockholder Proposals -- Next Annual Meeting................   12
Cost of Solicitation........................................   12
Appendix A..................................................  A-1

                              FEDDERS CORPORATION

                           WESTGATE CORPORATE CENTER
                             505 MARTINSVILLE ROAD
                        LIBERTY CORNER, NEW JERSEY 07938
                                 (908) 604-8686

                              -------------------
                                PROXY STATEMENT
                              -------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Fedders Corporation ('Fedders') of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of Fedders to be held on Tuesday, January 28, 2003, and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. It is intended that this Proxy Statement and the proxies solicited hereby be mailed to stockholders on December 20, 2002. A stockholder who signs and returns a proxy in the form enclosed with this Proxy Statement has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of Fedders to such effect or by delivering to Fedders an executed proxy bearing a later date. As an added convenience to stockholders, you may cast your vote toll-free by telephone or online over the Internet. Simply follow the instructions contained on the enclosed proxy card. Any stockholder who has given a proxy may still attend the Annual Meeting, revoke his or her proxy, and vote in person.

    Commencing with next year's annual meeting, Fedders will establish a vehicle whereby stockholders may consent to view future copies of its annual reports and proxy statements online at its website at HTTP://WWW.FEDDERS.COM instead of receiving hardcopies in the mail. If you choose this option next year, you can save Fedders the cost of producing and mailing these documents. Visit Fedders' website during the upcoming year and learn more about how you can choose between paper documents and electronic access for next year. Once you make the election, it will be in effect every year until you notify Fedders otherwise. Mailing of dividends and special notices will not be affected by your election to view proxy statements and annual reports over the Internet.

    Fedders' Annual Report to Stockholders for the period from September 1, 2001 to August 31, 2002, including financial statements, has been enclosed with this Proxy Statement.

    At the Annual Meeting, holders of shares of Fedders' Common Stock and Class B Stock will be asked to (i) elect nine current directors to hold office until the next annual meeting of stockholders and until each such director's successor shall have been elected and qualified; and (ii) ratify the appointment of Deloitte & Touche LLP as Fedders' independent auditors for the fiscal year ending August 31, 2003.

    The close of business on December 2, 2002 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of such date, 30,091,065 shares of Common Stock and 2,493,046 shares of Class B Stock of Fedders were outstanding and entitled to be voted at the Annual Meeting. The holders of Class B Stock are entitled to ten votes per share in any election of directors if more than 15% of the shares of Common Stock outstanding on the record date are owned beneficially by a person or a group of persons acting in concert, or if a nomination for the Board of Directors is made by a person or a group of persons acting in concert (other than the Board) provided such nomination is not made by one or more of the holders of Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Class B Stock outstanding on such record date. The Board of Directors is not presently aware of any circumstance that would give holders of Class B Stock the right to ten votes per share in the election of directors at the Annual Meeting.

    Under the terms of Fedders' Certificate of Incorporation, approval of Proposal No. 1 for the election of directors requires a plurality of the votes of the shares of Common Stock and Class B Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting, provided that such shares constitute a quorum. Approval of Proposal No. 2 for the ratification of the appointment of Fedders' independent auditors requires the affirmative vote of a majority of the shares of Common Stock and Class B Stock voting together as a single class.

    The proxies in the accompanying form will be voted as specified, but if no specification is made they will be voted in favor of (i) the election of directors and (ii) ratification of the appointment of Deloitte & Touche LLP as Fedders' independent auditors for the ensuing fiscal year. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.

    The shares represented by a proxy that is timely returned and marked 'Abstain' as to any matter, as well as broker non-votes, will be considered present at the Annual Meeting and will be included in the calculation of those shares needed to constitute a quorum. The shares represented by such proxies, although considered present for quorum purposes, will not be considered a part of the voting power present with respect to any proposal that is abstained from or to which the broker non-vote relates.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

    The nominees for election as directors are Messrs. Sal Giordano, Jr., William J. Brennan, David C. Chang, Michael L. Ducker, Joseph Giordano, C. A. Keen, Howard S. Modlin, S. A. Muscarnera, and Anthony E. Puleo. Set forth opposite the name of each director/nominee is his age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the nominee or director. The Board has determined that seven of the nine nominees have no material relationships with Fedders and are independent directors. Fedders is not presently aware of any circumstance which would prevent any nominee from fulfilling his duties as a director of Fedders.

                                                                                   DIRECTOR
         NAME                         PRINCIPAL OCCUPATION AND AGE                  SINCE
         ----                         ----------------------------                  -----
Sal Giordano, Jr......  Chairman and Chief Executive Officer of Fedders(1)(2); 64    1965
William J. Brennan....  Financial Consultant(3); 74                                  1980
David C. Chang........  President, Polytechnic University(4); 61                     1998
Michael L. Ducker.....  Executive Vice President, International, Federal Express     2000
                        Corporation(5); 49
Joseph Giordano.......  Retired(1)(6); 69                                            1961
C. A. Keen............  Retired(7); 78                                               1996
Howard S. Modlin......  President, Weisman Celler Spett & Modlin, P.C.(8); 71        1977
S. A. Muscarnera......  Retired(1)(9); 62                                            1982
Anthony E. Puleo......  President, Puleo International, Inc.(10); 67                 1994

 (1) Mr. Joseph Giordano is the brother, and Mr. Muscarnera is the cousin, of Mr. Sal Giordano, Jr.

 (2) Mr. Sal Giordano, Jr. has been associated with Fedders in an executive capacity for more than five years. He is also currently the Chairman of the Executive Committee of the Board.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (3) Mr. Brennan has been a financial consultant since 1989. He previously served as a director of Fedders from 1980 to 1987, and was again elected a director in 1989. Mr. Brennan is also currently the Chairman of the Audit Committee of the Board.

 (4) For the past five years, Dr. Chang has been the President of Polytechnic University, located at Six Metrotech Center, Brooklyn, New York 11201. Prior to that, Dr. Chang was Dean of the College of Engineering and Applied Sciences at Arizona State University. Dr. Chang is currently a member of the Compensation, Finance and Nominating and Corporate Governance Committees of the Board.

 (5) From 1999 to present, Mr. Ducker has been Executive Vice President, International of Federal Express Corporation, located at 3610 Hacks Cross Road, Memphis, Tennessee 38125. Previously, he was President and Division Head, Asia Pacific Region from 1998 and Senior Vice President of that division from 1995. He has been with Federal Express Corporation since 1975. Mr. Ducker is a member of the Audit and Compensation Committees of the Board.

 (6) Mr. Giordano has been retired for the past five years. He was a Senior Vice President of Fedders until his retirement on August 31, 1992, and President of NYCOR, Inc. until its merger into Fedders on August 13, 1996. Mr. Giordano is currently a member of the Executive and Finance Committees of the Board.

 (7) Mr. Keen has been retired for the past five years. He was a Vice President of Fedders for more than 20 years until his retirement in August 1992. He was also a director of NYCOR, Inc. until its merger into Fedders on August 13, 1996. Mr. Keen is currently a member of the Finance and Nominating and Corporate Governance Committees of the Board.

 (8) For the past five years, Mr. Modlin has been the President of the law firm of Weisman Celler Spett & Modlin, P.C., located at 445 Park Avenue, New York, New York 10022. Mr. Modlin is also a director of General DataComm Industries, Inc. and Trans-Lux Corporation. Mr. Modlin is currently Chairman of the Compensation Committee and a member of the Executive and Audit Committees of the Board.

 (9) Mr. Muscarnera has been retired for the past five years. He was Senior Vice President and Secretary of Fedders prior to his retirement on August 31, 1996. Mr. Muscarnera served in various capacities with Fedders for over 39 years, including human resources and legal. Mr. Muscarnera is currently Chairman of the Finance Committee and a member of the Audit Committee of the Board.

(10) For the past three years, Mr. Puleo has been the President of Puleo International, Inc. located at 3620 Kennedy Road, South Plainfield, New Jersey 07080. Puleo International, Inc. is an importer of Christmas items. Prior to that, Mr. Puleo was President of Boulderwood Corporation. Mr. Puleo is currently Chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee of the Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the fiscal year ended August 31, 2002, the Board of Directors of Fedders held six (6) meetings. All of the present directors attended 75% or more of such meetings and of meetings of committees of which they were members held during the fiscal year ended August 31, 2002. Directors who are not employees receive an annual fee of $48,000, payable one-half in cash and one-half in shares of Fedders' Common Stock.

    The Board has five standing committees. Committee memberships are indicated in the preceding biographical information.

    The Audit Committee consists of four directors, each of whom is 'independent' as that term is defined in Sections 303.01 (B) (2) (a) and (3) of the New York Stock Exchange listing standards. Its primary purpose is to assist the Board in its oversight of: the integrity of Fedders' financial statements; Fedders' compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of Fedders' internal audit function and independent auditors; and to prepare any required report(s) that must be included in Fedders' annual proxy statement, in accordance with the rules of the Securities and Exchange Commission. The Chairman and other members of the Audit Committee receive a fee of $1,000 and $500, respectively, for each meeting they attend. During the fiscal year ended August 31, 2002, the Audit Committee held four (4) meetings. The Board of Directors adopted an amended charter for the Audit Committee, which is attached as Appendix A.

    The Compensation Committee consists of four directors. Its purpose is to oversee Fedders' compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans; and to produce an annual report on executive compensation for inclusion in Fedders' proxy statement, in accordance with all applicable rules and regulations. During the fiscal year ended August 31, 2002, the Compensation Committee held two (2) meetings. The Board of Directors has adopted a charter for the Compensation Committee.

    The Executive Committee consists of three directors and has the authority to act on most matters concerning Fedders during intervals between Board meetings. During the fiscal year ended August 31, 2002, the Executive Committee held one
(1) meeting.

    The Finance Committee consists of four directors. This Committee reviews Fedders' financial policies, keeps informed of its operations and financial condition, including requirements for funds, advises the Board concerning sources and disposition of funds, evaluates investment programs, and reviews Fedders' continuing financial arrangements and methods of external financing. The Finance Committee did not meet during the fiscal year ended August 31, 2002.

    The Nominating and Corporate Governance Committee consists of three directors. Its purpose is to recommend to the Board individuals qualified to serve as directors of Fedders and on committees of the Board; to advise the Board with respect to Board composition, procedures and committees; to develop and recommend to the Board a set of corporate governance principles applicable to Fedders; and to oversee the evaluation of the Board and Fedders' management. The Committee has not determined whether it will consider nominees recommended by stockholders. The Nominating and Corporate Governance Committee was formed following the end of the fiscal year to replace the then existing Nominating Committee. The Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee and corporate governance principles developed and recommended by the Nominating and Corporate Governance Committee.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                         BENEFICIAL OWNERSHIP TABLE(1)
                             AS OF OCTOBER 15, 2002

                                     COMMON STOCK                  CLASS B STOCK            TOTAL OF ALL CLASSES
                            ------------------------------   -------------------------   --------------------------
                                                   PERCENT                     PERCENT                    PERCENT
                            BENEFICIALLY             OF      BENEFICIALLY        OF      BENEFICIALLY    OF CLASS
 NAME OF BENEFICIAL OWNER      OWNED                CLASS       OWNED           CLASS       OWNED       OUTSTANDING
 ------------------------      -----                -----       -----           -----       -----       -----------
DIRECTORS
Sal Giordano, Jr..........   1,995,814(2)(3)(5)       6.6%    2,488,822(7)      99.8%     4,484,636        13.76%
William J. Brennan........      79,654               *                          --           79,654        *
David C. Chang............      23,177               *                          --           23,177        *
Michael L. Ducker.........      13,269               *                          --           13,269        *
Joseph Giordano...........   1,478,649(2)(3)(6)       4.9%    2,488,822(7)      99.8%     3,967,471        12.18%
C.A. Keen.................      72,920               *           --             --           72,920        *
Howard S. Modlin..........     687,787(4)             2.3%       --             --          687,787         2.10%
S.A. Muscarnera...........     191,502               *           --             --          191,502        *
Anthony E. Puleo..........      59,854               *           --             --           59,854        *
OFFICERS
Michael B. Etter..........      15,000               *           --             --           15,000        *
Michael Giordano..........      82,688               *           --             --           82,688        *
Kent E. Hansen............      20,197               *           --             --           20,197        *
Robert L. Laurent, Jr.....     344,419                1.1%       --             --          344,419         1.05%
All Officers and Directors
  as a Group..............   4,095,765              13.61%    2,488,822         99.8%     6,584,587        20.21%

---------

*  Less than 1%

(1) All amounts shown include shares of which the named individuals have the right to acquire beneficial ownership within 60 days as a result of the transactions described in Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended.

(2) The amount shown includes 744,519 shares that are held by corporations in which Messrs. Sal Giordano, Jr. and Joseph Giordano are officers, directors and stockholders and share voting and investment power over such shares.

(3) Includes 234,982 shares held in a trust of which Messrs. Sal Giordano, Jr. and Joseph Giordano are trustees.

(4) Includes 674,542 shares owned by members of Mr. Modlin's family, as to which Mr. Modlin disclaims beneficial ownership.

(5) Includes 18,119 shares held of record by Mr. Giordano's wife, 264,659 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership, and 71,630 shares held by Mr. Giordano as trustee in trust for himself.

(6) Includes 71,630 shares held by Mr. Giordano as trustee in trust for himself and 192,769 shares held by Mr. Giordano in trust for his grandchildren.

(7) Shares owned by Giordano Holding Corporation, as to which Messrs. Sal Giordano, Jr. and Joseph Giordano share voting and investment power.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to Fedders related to transactions during the fiscal year ended August 31, 2002, Fedders believes that all reports required by Section 16(a) of the Exchange Act were filed on a timely basis.

                       PRINCIPAL STOCKHOLDERS OF FEDDERS

    The following table sets forth information at October 15, 2002 with respect to the beneficial ownership of Fedders' voting securities by all persons known by Fedders to own more than 5% of Fedders' outstanding voting securities. Unless otherwise indicated, the owners listed have sole voting and investment power.

                                                                      AMOUNT      PERCENT
                                     NAME AND ADDRESS              BENEFICIALLY     OF
     TITLE OF CLASS               OF BENEFICIAL OWNER(1)              OWNED        CLASS
     --------------               ----------------------              -----        -----
Class B Stock...........            Salvatore Giordano              2,488,822      99.82%
                                    Joseph Giordano and
                                     Sal Giordano, Jr.
                                  c/o Fedders Corporation
                                 Liberty Corner, NJ 07938

---------

(1) See footnotes 5, 6 and 7 to the previous table for more detailed information with respect to the security ownership of the named individuals.

                             EXECUTIVE COMPENSATION

    The following information is furnished as to all cash compensation paid by Fedders and its subsidiaries during the fiscal year ended August 31, 2002 to each of the five highest paid executive officers of Fedders whose aggregate direct compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                            ANNUAL COMPENSATION                COMPENSATION
                                      --------------------------------   ------------------------
                (A)                    (B)        (C)          (D)           (F)          (G)             (I)
                                                                         RESTRICTED                    ALL OTHER
                                      FISCAL                                STOCK                      COMPENSA-
    NAME AND PRINCIPAL POSITION        YEAR    SALARY($)   BONUS(1)($)    AWARDS(4)    OPTIONS(#)      TION(3)($)
    ---------------------------        ----    ---------   -----------    ---------    ----------      ----------
Sal Giordano, Jr.  .................   2002     591,345      341,440         --         150,000          941,532
Chairman and Chief Executive Officer   2001     591,345      237,460         --         300,000(2)     1,035,183
                                       2000     591,345      577,860         --         120,000          915,084
Michael B. Etter ...................   2002     290,000      128,040         --         100,000           98,977
President and Chief Operating          2001     290,000       89,047         --         140,000(2)        41,415
Officer                                2000     217,000      127,553         --         130,000           15,097
Michael Giordano ...................   2002     200,000       64,020         --          75,000           19,792
Executive Vice President, Finance      2001     200,000       44,524         --          75,000(2)        19,493
and Administration and Chief           2000     159,833       72,233         --          70,000           41,387
Financial Officer
Kent E. Hansen .....................   2002     210,000       64,020         --          75,000           23,163
Executive Vice President and           2001     210,000       44,524         --         100,000(2)        24,185
Secretary                              2000     192,676      108,349         --          80,000           22,994
Robert L. Laurent, Jr.  ............   2002     255,000      170,720         --          75,000           26,940
Executive Vice President,              2001     255,000      118,730         --         150,000(2)        32,355
Acquisitions and Alliances             2000     255,000      288,930         --          60,000           30,759

---------

(1) Bonus payments are for those accrued during Fedders' fiscal year but not paid until the following fiscal year.

(2) Options represent options previously granted and repriced during fiscal year 2001.

(3) Includes Fedders' contribution to savings and investment retirement plans up to the 3% offered to all employees of Fedders and the dollar value of the benefit of premiums paid for split-dollar life insurance policies projected on an actuarial basis, which cost is recovered by Fedders from the proceeds of such policies (In fiscal 2002, includes amounts for Mr. Sal Giordano, Jr. $16,039; Mr. Michael B. Etter $7,340; Mr. Michael Giordano $5,494; Mr. Kent
    E. Hansen $5,972; and Mr. Robert L. Laurent, Jr. $5,972 and $228,323 in imputed interest on a loan receivable from Mr. Sal Giordano, Jr.).

(4) Mr. Sal Giordano, Jr. holds 300,000 shares of restricted stock, which were awarded in 1997 pursuant to his employment agreement. The aggregate value of these shares is $750,000, utilizing a price of $2.50 per share, the closing price of Fedders' Common Stock on August 30, 2002. These shares of restricted stock vest on January 1, 2004.

OPTIONS/SAR GRANTS TABLE

    The following table sets forth information concerning the grant of stock options and/or stock appreciation rights (SARs) during the fiscal year ended August 31, 2002 to the individual executive officers named in the Summary Compensation Table.

    The table shows the number of options granted to each named executive officer, the number of options granted as a percentage of options granted to all employees during the fiscal year ended August 31, 2002, the exercise price of each option, the expiration date for each option, and a presentation of the potential realizable value for each option assuming annual rates of stock appreciation of 5% and 10% over each option term.

                      OPTIONS/SAR GRANTS LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                            ANNUAL RATES OF
                                                                                              STOCK PRICE
                                                                                           APPRECIATION FOR
                                  INDIVIDUAL GRANTS                                           OPTION TERM
--------------------------------------------------------------------------------------   ---------------------
                                                      % OF
                                                      TOTAL
                                                     OPTIONS
                                                   GRANTED TO    EXERCISE
                                         OPTIONS    EMPLOYEES    OR BASE
                                         GRANTED    IN FISCAL     PRICE     EXPIRATION
NAME                                     (#)(1)       YEAR        ($/SH)       DATE        5%($)      10%($)
----                                     ------       ----        ------       ----        -----      ------
Sal Giordano, Jr. .....................  150,000      10.5%        3.02     6/25/2007     578,156     729,561
Michael B. Etter.......................  100,000       7.0%        3.02     6/25/2007     385,437     486,374
Michael Giordano.......................   75,000       5.3%        3.02     6/25/2007     289,078     364,781
Kent E. Hansen.........................   75,000       5.3%        3.02     6/25/2007     289,078     364,781
Robert L. Laurent, Jr. ................   75,000       5.3%        3.02     6/25/2007     289,078     364,781

---------

(1) 25% of the options granted vest annually on the anniversary of the date of the grant.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

    The following table sets forth the number of shares of Common Stock acquired upon exercise of options during the fiscal year ended August 31, 2002, the value realized upon exercise, the number of unexercised options at the end of this period and the value of unexercised in-the-money options at the end of this period.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                            VALUE OF
                                                                            NUMBER OF      UNEXERCISED
                                                                           UNEXERCISED    IN-THE-MONEY
                                                                           OPTIONS AT      OPTIONS AT
                                                                            FY-END(#)       FY-END($)
                                                  SHARES                  -------------   -------------
                                               ACQUIRED ON      VALUE     EXERCISABLE/    EXERCISABLE/
                    NAME                       EXERCISE(#)   REALIZED($)  UNEXERCISABLE   UNEXERCISABLE
                    ----                       -----------   -----------  -------------   -------------
Sal Giordano, Jr.............................      --            --          E   --              E   --
                                                                             U 270,000           U   --
Michael B. Etter.............................      --            --          E   --              E   --
                                                                             U 230,000           U   --
Michael Giordano.............................      --            --          E   --              E   --
                                                                             U 145,000           U   --
Kent E. Hansen...............................      --            --          E   --              E   --
                                                                             U 155,000           U   --
Robert L. Laurent, Jr........................      --            --          E   --              E   --
                                                                             U 135,000           U   --

REPORT OF AUDIT COMMITTEE

    The Audit Committee is comprised of four directors, William J. Brennan, Michael L. Ducker, Howard S. Modlin and S. A. Muscarnera. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2002 with management of Fedders. The Audit Committee has discussed with Fedders' independent auditors, Deloitte & Touche LLP, the matters required to be discussed by SAS 61 (the Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented from time-to-time. The Audit Committee has reviewed the written disclosures and the letter from Fedders' independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented from time-to-time, and has discussed with the independent auditors of Fedders the independent auditors' independence and, based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended August 31, 2002 be included in Fedders' Annual Report on Form 10-K for the fiscal year ended
August 31, 2002 for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

William J. Brennan -- Chairman
Michael L. Ducker
Howard S. Modlin
S. A. Muscarnera

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is comprised of four directors, Howard S. Modlin, Michael L. Ducker, C. A. Keen and Anthony E. Puleo. The Committee submitted a plan to the Board of Directors for the fiscal year ended August 31, 2002 which was approved by the Board on December 13, 2001.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    In determining the total compensation package for the chief executive officer and all other executive officers for the fiscal year ended August 31, 2002, the Committee considered several factors including: the performance of Fedders; the individual contribution of each executive officer; the need to attract and retain highly qualified executives necessary to build long-term stockholder value; and the need to link a portion of each executive officer's long-term capital accumulation to the growth in the market value of Fedders' stock. Executive compensation was broken down into three major components (i) cash compensation, (ii) incentive bonuses, and (iii) stock options. Sal Giordano, Jr. has an employment contract with Fedders.

    Cash compensation for the fiscal year ended August 31, 2002 is shown on the Summary Compensation Table. For the fiscal year ended August 31, 2002, the Committee recommended and the Board adopted the same plan as the last fiscal year, which applied percentages against consolidated earnings before interest, taxes, depreciation and amortization ('EBITDA') of Fedders minus $1,000,000 and, with respect to certain officers, against EBITDA of the operations for which they are responsible and certain additional goals. The awards under the plan are based heavily upon the performance of Fedders. The amount of the awards for the fiscal year ended August 31, 2002 range from 0.19% to 1% of EBITDA. With respect to the individuals named in the Summary Compensation Table, the following percentages of EBITDA or potential bonus amount were designated: Mr. Sal Giordano, Jr., 1%; Mr. Michael B. Etter, 0.375%; Mr. Michael Giordano, 0.1875%; Mr. Kent E. Hansen, 0.1875%; and Mr. Robert L. Laurent, Jr., 0.5% or, if higher, 0.5% of the total purchase price (equity plus debt) of all acquisitions completed during the fiscal year.

Respectfully submitted,

COMPENSATION COMMITTEE

Howard S. Modlin -- Chairman
Michael L. Ducker
C. A. Keen
Anthony E. Puleo

EMPLOYMENT CONTRACTS

    Mr. Sal Giordano, Jr. has an Employment Agreement with Fedders, which was entered into in 1997, amended in 2001 and expires on September 30, 2006. The material provisions of the Agreement include: (1) an annual base salary of at least $591,345, which is reviewable annually and subject to increase and (2) eligibility to receive an annual bonus of not less than 1% of Fedders' earnings before income taxes, net interest expense, depreciation and amortization (EBITDA) in excess of $1 million (3) a loan, to be repaid in six annual installments following his retirement and (4) a grant of restricted stock.

PERFORMANCE GRAPH

    The following graph provides a comparison of the cumulative total stockholder return on Fedders' Common Stock with returns on the New York Stock Exchange Composite Index, and stocks included in the 'Home Appliance' category by The Value Line Investment Survey.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG FEDDERS CORPORATION,
                NYSE COMPOSITE INDEX, AND HOME APPLIANCE STOCKS

                               [GRAPH OMITTED]

Date     Fedders Corporation     Peer Group Index     NYSE Market Index
----     -------------------     ----------------     -----------------
1997         $100                  $100                 $100
1998           83.2                 111.96               103.91
1999          107.41                155.78               134.98
2000           87.63                101.67               150.97
2001           82.22                117.92               133.22
2002           45.08                119.67               114.23



                   ASSUMES $100 INVESTED ON SEPTEMBER 1, 1997
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDED AUGUST 31, 2002

    The Peer Group Index is made up of the following securities: Black & Decker Corporation, Fedders Corporation, Maytag Corporation, National Presto Industrial, Toro Co. and Whirlpool Corporation.

      PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Fedders engaged Deloitte & Touche LLP ('D&T') as its independent auditors as of June 20, 2000. D&T has served as Fedders' independent auditors since that time.

    The Audit Committee engaged the firm of D&T, independent auditors, to audit the consolidated financial statements of Fedders and its subsidiaries for the fiscal year ending August 31, 2003, subject to ratification by Fedders' stockholders at the Annual Meeting. D&T does not have any direct financial interest in Fedders. Set forth below are fees billed by D&T in connection with audit and other services provided to Fedders. The Audit Committee has determined that the provision of non-audit services by D&T is compatible with maintaining D&T's independence.

    Representatives of D&T are expected to be at the Annual Meeting and will be available to respond to any appropriate questions by stockholders and may make a statement, if they so choose.

AUDIT FEES

    The aggregate fees billed by D&T, the member firms of Deloitte, Touche Tohmatsu and their respective affiliates (collectively 'Deloitte') for professional services rendered for the audit of Fedders' annual financial statements for the fiscal year ended August 31, 2002 and for the reviews of the financial statements included in Fedders' Quarterly Reports on Form 10-Q for that fiscal year were $484,511.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    No professional services described in Paragraph (c)(4) (ii) of Rule 20-01 of Regulation S-X were rendered by Deloitte for fiscal 2002 and, accordingly, Fedders was billed no fees for such services.

ALL OTHER FEES

    The aggregate fees billed by Deloitte for services rendered to Fedders, other than services described above under 'Audit Fees', for the fiscal year ended August 31, 2002 were $84,530. These other fees were incurred primarily in connection with due diligence for acquisitions and audit of Fedders' 401(k) plan.

                  STOCKHOLDER PROPOSALS -- NEXT ANNUAL MEETING

    If any stockholder desires to submit a proposal for action at the next regular annual meeting, it must be received by Fedders, P.O. Box 813, Liberty Corner, NJ 07938 on or before August 20, 2003.

                              COST OF SOLICITATION

    The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by Fedders. To the extent necessary in order to assure sufficient representation at the meeting, such solicitation may be made by Fedders' regular employees. Solicitations will be made by mail and may also be made by telegram, telephone, e-mail and in person.

                                        By order of the Board of Directors
                                        KENT E. HANSEN
                                        Secretary

Dated: December 20, 2002
       Liberty Corner, New Jersey

                                                                      APPENDIX A

                              FEDDERS CORPORATION

                            AUDIT COMMITTEE CHARTER
                                OCTOBER 22, 2002

I. STATEMENT OF PURPOSE

    The Audit Committee is an arm of the Board of Directors and must diligently fulfill its objectives for the Board while meeting its responsibilities to the stockholders by maintaining a close working relationship with the Board of Directors, executive management, independent auditors and Vice President, Internal Audit. Its primary purpose is to assist the Board of Directors in its oversight of: the integrity of the Corporation's financial statements; the Corporation's compliance with legal and regulatory requirements; the independent auditor's qualifications and independence; and the performance of the Corporation's internal audit function and independent auditors; and to prepare any required report(s) that must be included in the Corporation's annual proxy statement, in accordance with the rules of the Securities and Exchange Commission.

II. STRUCTURE AND COMPENSATION

     The Audit Committee shall be comprised of three or more directors appointed by the Board of Directors, one of whom shall be Chairperson, each free from any association with the Corporation that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee and meeting the definition of 'independent' contained in the Listing Standards of the New York Stock Exchange or in any other applicable law, rule or regulation.

     The Board of Directors shall determine the compensation for members of the Audit Committee. A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, Board of Directors, or any other Board committee (1) accept any consulting, advisory or other compensatory fee from the Corporation or (2) be an affiliated person of the Corporation or any subsidiary.

     The Audit Committee shall include at least one member who is a financial expert, as that term is defined by the Securities and Exchange Commission.

III. MEETINGS

     The Audit Committee shall meet at least four times per year. One meeting shall be held prior to the start of the independent audit to review the audit plan and planned audit scope of the independent auditor. One meeting shall be held upon completion of the year-end audit to discuss the management letter prepared by the independent auditor, at which time a decision should be made by the Audit Committee, regarding the retention of the independent auditors for the ensuing year. Matters considered at these and other meetings will include: approval of the Annual Internal Audit Plan, review of the Internal Audit Activity Reports, review of recent Internal Audit Reports, and presentations by management on key business processes. Additional meetings will be called as required.

     Except for meetings held separately with management, the independent auditors or the internal auditor, the Chief Executive Officer, Chief Financial Officer, Vice President, Internal Audit and Corporate Controller will be invited to attend meetings of the Audit Committee.

     As a matter of sound business practice and to provide a record that the Committee has appropriately discharged its responsibilities, minutes will be taken of all Audit Committee meetings.

IV. RESPONSIBILITIES AND DUTIES

    The Committee is an agent for the Board of Directors to help ensure the integrity of management, the independence of the Company's independent auditors, the effectiveness of the internal audit function, and the adequacy of disclosures to stockholders. The Audit Committee's primary duties and responsibilities are to:

     Retain, oversee and terminate, if necessary, the Corporation's independent auditors (subject, if applicable, to shareholder ratification), including prior approval of all audit engagement fees, as well as significant, non-prohibited, non-audit engagements.

     Obtain and review, at least annually, a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (to assess the auditor's independence) all relationships between the independent auditor and the Corporation.

     Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Corporation's disclosures under 'Management's Discussion and Analysis of Financial Condition and Results of Operations.'

     Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

     Discuss policies with respect to risk assessment and risk management.

     Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

     Review with the independent auditor any audit problems or difficulties and management's response.

     Establish clear hiring policies for employees or former employees of the independent auditors.

     Report regularly to the Board of Directors.

     Review and appraise the audit practices of the Corporation's internal audit department.

     Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     In conjunction with the Board of Directors and executive management, review and update this Charter as conditions dictate.

     Review and act upon the regular reports prepared by the internal audit department and management's response.

     Periodically consult with the independent auditors about internal controls and the fullness and accuracy of the Corporation's financial statements.

     Consider such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to internal and external auditors of the Corporation as the Audit Committee may deem advisable.

    The Audit Committee must distinguish its oversight responsibility from any involvement in the day-to-day management of the Corporation and the conduct of the audit. The Committee must not be considered an adversary of management; rather, it is part of the Corporation's governance and oversight process.

    The most important key to success for an Audit Committee is effective communication between the Committee, executive management, the Board of Directors, independent public accountants and the Vice President, Internal Audit.

V. ANNUAL PERFORMANCE EVALUATION

    The Committee shall review (i) major issues regarding accounting principles and financial statement presentations, (ii) analyses prepared by management and/or the independent auditor setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

VI. INTERNAL AUDIT FUNCTION

    The Committee shall review the Internal Audit function responsible for reviewing and monitoring administrative controls in the accounting, financial and operating functions of the Corporation, and shall make recommendations for improvements to the quality of the overall internal control system. The Internal Audit function shall operate with maximum objectivity and have direct and unrestricted access to the Committee. The Vice President, Internal Audit shall report directly to the Audit Committee Chairperson and have dotted-line reporting responsibility to the Chief Financial Officer of the Corporation.

VII. REPORTING

    At the Board of Directors meeting next following each Audit Committee meeting, the Committee Chairperson shall make a report to the Board of Directors.

                                  APPENDIX 1

                                     PROXY
                              FEDDERS CORPORATION

               Annual Meeting of Stockholders - January 28, 2003
                 Solicited on Behalf of the Board of Directors

The undersigned stockholder of FEDDERS CORPORATION (the "Company") hereby constitutes and appoints SAL GIORDANO, JR. and KENT E. HANSEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey 07059, on January 28, 2003 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if personally present, on the items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote in favor of Proposals 1 and 2.

A majority of said attorneys and proxies, or their substitutes, at said meeting or any adjournment thereof (or, if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is, or would be entitled to vote, heretofore given to any persons, other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated December 20, 2002.

SEE REVERSE      (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SEE REVERSE
   SIDE                                                                 SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF

                               FEDDERS CORPORATION

                                January 28, 2003

                                  COMMON STOCK

Co. #_____________                                Acct.# ______________________

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.





TO VOTE BY INTERNET
-------------------

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS----------->

                Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.

                                         WITHHELD
                           FOR ALL       FROM ALL
                          NOMINEES       NOMINEES
Election of                  [ ]            [ ]
Directors for a                                       Nominees: Sal Giordano, Jr.
term of one year                                                William J. Brennan
                                                                David C. Chang
                                                                Michael L. Ducker
                                                                Joseph Giordano
                                                                C. A. Keen
                                                                Howard S. Modlin
                                                                S. A. Muscarnera
                                                                Anthony E. Puleo

[ ]
---------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

                                                     FOR   AGAINST   ABSTAIN
2.  Ratification of the appointment of Deloitte &    [ ]     [ ]       [ ]
    Touche, LLP as the Company's
    independent auditors.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW   [ ]

Signature: ______________________________________________ Date:___________, 200_

Signature:________________________________________________ Date:__________, 200_

NOTE: If a signer is a corporation, sign in full corporate name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full name and mark as such.

                                   APPENDIX 2

                                     PROXY
                              FEDDERS CORPORATION

               Annual Meeting of Stockholders - January 28, 2003
                 Solicited on Behalf of the Board of Directors

The undersigned stockholder of FEDDERS CORPORATION (the "Company") hereby constitutes and appoints SAL GIORDANO, JR. and KENT E. HANSEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey 07059, on January 28, 2003 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if personally present, on the items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote in favor of Proposals 1 and 2.

A majority of said attorneys and proxies, or their substitutes, at said meeting or any adjournment thereof (or, if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is, or would be entitled to vote, heretofore given to any persons, other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated December 20, 2002.

SEE REVERSE      (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SEE REVERSE
   SIDE                                                                 SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               FEDDERS CORPORATION

                                January 28, 2003

                                  CLASS B STOCK

Co. #                                                Acct. #
     -----------------                                       ------------------


                           PROXY VOTING INSTRUCTIONS



TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.


YOUR CONTROL NUMBER IS   ------>



                Please Detach and Mail in the Envelope Provided


A [X] Please mark your
      votes as in this
      example.

                                          WITHHELD
                           FOR ALL        FROM ALL
                           NOMINEES       NOMINEES
Election of                  [ ]             [ ]       Nominees: Sal Giordano, Jr.
Directors for a term                                             William J. Brennan
of one year                                                      David C. Chang
                                                                 Michael L. Ducker
                                                                 Joseph Giordano
                                                                 C. A. Keen
                                                                 Howard S. Modlin
                                                                 S. A. Muscarnera
                                                                 Anthony E. Puleo
[ ]
---------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


                                                FOR     AGAINST     ABSTAIN
2. Ratification of the appointment of           [ ]       [ ]          [ ]
   Deloitte & Touche, LLP as the Company's
   independent auditors.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW   [ ]




Signature: _____________________________________________ Date:___________, 200_

Signature:______________________________________________ Date:___________, 200_

NOTE: If a signer is a corporation, sign in full corporate name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full name and mark as such.